                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 1999







                                 Foilmark, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)


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

               Delaware                                000-24234                              113101034
               --------                                ---------                              ---------
     (State or other jurisdiction                  (Commission File                       (I.R.S. Employer
           of incorporation)                            Number)                          Identification No.)
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              4 Mullikan Way, Newburyport, MA                           01950
              -------------------------------                           -----
         (Address of principal executive offices)                     (Zip Code)



                                 (978) 465-0618
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 21, 1999, the stockholders of HoloPak Technologies, Inc., a Delaware corporation ("HoloPak"), approved (i) an Agreement and Plan of Merger dated November 17, 1998 which provides for the merger (the "Merger") of HoloPak with and into Foilmark Acquisition Corporation ("Foilmark Sub"), a Delaware corporation and a wholly-owned subsidiary of Foilmark, Inc. ("Foilmark") and
(ii) the Merger. On April 21, 1999, the stockholders of Foilmark approved the issuance of shares of Foilmark common stock, par value, $.01 per share (the "Foilmark Common Stock") to be issued in the Merger to HoloPak stockholders. The Foilmark stockholders also approved an amendment to Foilmark's Second Amended and Restated Certificate of Incorporation to increase its authorized share capital.

         On April 23, 1999, a Certificate of Merger was filed with the Delaware Secretary of State effecting the Merger of HoloPak with and into Foilmark Sub, with Foilmark Sub as the surviving corporation changing its name to "HoloPak Technologies, Inc." Pursuant to the Merger Agreement and upon the terms and subject to the conditions and limitations therein, at the effective time of the Merger each issued and outstanding share of the common stock of HoloPak, par value $.01 per share (the "HoloPak Common Stock") was converted into the right to receive (i) 1.11 shares of Foilmark Common Stock and (ii) $1.42 in cash.

         On April 23, 1999, certain stockholders of Foilmark and certain stockholders of HoloPak entered into a voting agreement (the "Voting Agreement") which is filed as Exhibit 10.1 hereto. Pursuant to the Voting Agreement: (i) the Board of Directors of Foilmark was fixed at ten; (ii) Robert J. Simon was elected to serve as Chairman of the Board of Directors of Foilmark; (iii) Harvey Share, Michael Mathews, Brian Kelly and James Rooney were elected to serve as directors of Foilmark; (iv) Martin A. Olsen, Carol J. Robie, Kenneth Harris and Wilhelm Kutsch resigned as directors of Foilmark; and (v) the Board of Directors of Foilmark elected new members of each of the Executive Committee, the Compensation Committee and the Audit Committee, as specified in the Voting Agreement.

         In addition, on April 23, 1999, in connection with the Merger, Foilmark entered into employment agreements with each of Frank J. Olsen, Jr., Arthur Karmel, and Joseph T. Webb and entered into a consulting agreement with James L. Rooney. These employment and consulting agreements are filed as Exhibits 10.17, 10.18, 10.19 and 10.20, respectively, hereto. Also in connection with the Merger, on April 23, 1999, Foilmark entered into Indemnification Agreements with the following officers and directors of
Foilmark: Thomas R. Schwarz, Frank J. Olsen, Jr., Philip Leibel, Michael Foster, Michael Bertuch, Edward Sullivan, Carol Robie, Wilhelm Kutsch, Glenn Regan and Douglas Parker. These Indemnification Agreements are filed as Exhibits 10.2 - 10.9, respectively, hereto.

         Also in connection with the Merger, on April 23, 1999, Foilmark entered into a Registration Rights Agreement with Bradford Venture Partners, Overseas Private Investor Partners and certain other former stockholders of HoloPak who received shares of Foilmark Common Stock in the Merger. Under this agreement, these stockholders have been granted



                                       2
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demand and piggy-back registration rights by Foilmark. This agreement is filed as Exhibit 10.14, respectively, hereto.

         Foilmark intends to pay the cash part of the merger consideration from available cash with the balance from the working capital of Foilmark, its line of credit with Fleet National Bank and proceeds of Massachusetts Industrial Finance Agency Industrial Revenue Bonds.

         HoloPak, through its operating subsidiaries, Transfer Print Foils, Inc. and Alubec Industries, manufactures and distributes hot-stamp foils in the United States, and manufactures laminated foil and direct metallized paper in Canada. Foilmark intends to continue to operate the acquired business as it is currently operated.

ITEM 8.  CHANGE IN FISCAL YEAR

         Effective April 23, 1999, the Board of Directors of Foilmark amended Foilmark's By-laws to change its fiscal year end from December 31 to June 30 of each year. Foilmark intends to file a transition report on Form 10-K for such transition period.

         This Current Report on Form 8-K and such press release contain "forward looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are qualified by cautionary statements contained herein, including the fact that the Merger is subject to certain conditions and therefore may not close when anticipated or at all, and in Foilmark's filings with the Securities and Exchange Commission.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements.

         Balance Sheet of HoloPak Technologies, Inc. for each of the years ended March 31, 1998 and 1997, respectively, is incorporated herein by reference to Holopak's Annual Report on Form 10-K for the year ended March 31, 1998.

         Statement of Operations of HoloPak Technologies, Inc. for each of the years ended March 31, 1998, 1997 and 1996, respectively, is incorporated herein by reference to HoloPak's Annual Report on Form 10-K for the year ended March 31, 1998.

         Statement of Cash Flows for HoloPak Technologies, Inc. for each of the years ended March 31, 1998, 1997 and 1996, respectively, is incorporated herein by reference to HoloPak's Annual Report on Form 10-K for the year ended March 31, 1998.

         Balance Sheet of HoloPak Technologies, Inc. at December 31, 1998 is incorporated herein by reference to HoloPak's Quarterly Report on Form 10-Q for the quarter ended December 31, 1998.

         Statement of Operations of HoloPak Technologies, Inc. for the nine months ended December 31, 1998 is incorporated herein by reference to HoloPak's Quarterly Report on Form 10-Q for the quarter ended December 31, 1998.

         Statement of Cash Flows of HoloPak Technologies, Inc. for the nine months ended December 31, 1998 is incorporated herein by reference to Holopak's Quarterly Report on Form 10-Q for the quarter ended December 31, 1998.

(b)      Pro Forma Financial Statements.

         Unaudited Pro Forma Combined Balance Sheet at December 31, 1998 is incorporated herein by reference to Foilmark's Registration Statement on Form S-4 (Registration No. 333-74799) filed with the Commission on March 22, 1999.

         Unaudited Pro Forma Combined Statement of Operations at December 31, 1998 is incorporated herein by reference to Foilmark's Registration Statement on Form S-4 (Registration Statement No. 333-74799) filed with the Commission on March 22, 1999.

(c)      Exhibits.


EXHIBIT         DESCRIPTION

3.1             Second Amended and Restated Certificate of Incorporation of Foilmark, Inc., as
                amended April 23, 1999.

3.2             By-laws of Foilmark, Inc., as amended April 23, 1999.

10.1            Voting Agreement between Foilmark and certain stockholders of Foilmark dated as of
                April 23, 1999.

10.2            Indemnification Agreement between Foilmark and  Thomas R. Schwarz dated as of April
                23, 1999.

10.3            Indemnification Agreement between Foilmark and Frank J. Olsen, Jr, dated as of April
                23, 1999.

10.4            Indemnification Agreement between Foilmark and Philip Leibel dated as of April 23,
                1999.

10.5            Indemnification Agreement between Foilmark and Michael Foster dated as of April 23,
                1999.

10.6            Indemnification Agreement between Foilmark and Michael Bertuch dated as of April 23,
                1999.

10.7            Indemnification Agreement between Foilmark and Edward Sullivan dated as of April 23,
                1999.

10.8            Indemnification Agreement between Foilmark and Glenn Regan dated as of April 23,
                1999.

10.9            Indemnification Agreement between Foilmark and Douglas Parker dated as of April 23,
                1999.

10.10           Indemnification Agreement between Foilmark and Carol Robie dated April 23, 1999.

10.11           Indemnification Agreement between Foilmark and Wilhelm Kutsch dated April 23, 1999.

10.12           Indemnification Agreement between Foilmark and Brian Kelly dated April 23, 1999.

10.13           Indemnification Agreement between Foilmark and Harvey Share dated April 23, 1999.

10.14           Indemnification Agreement between Foilmark and James Rooney dated April 23, 1999.

10.15           Indemnification Agreement between Foilmark and Joseph Webb dated April 23, 1999.

10.16           Indemnification Agreement between Foilmark and Arthur Karmel dated April 23, 1999.

10.17           Indemnification Agreement between Foilmark and Robert Simon dated April 23, 1999.

10.18           Indemnification Agreement between Foilmark and Michael Mathews dated April 23,
                1999.

10.19           Employment Agreement between Foilmark and Frank J. Olsen, Jr., dated as of April 23,
                1999.

10.20           Employment Agreement between Foilmark and Arthur Karmel dated as of April 23, 1999.

10.21           Employment Agreement between Foilmark and Joseph Webb dated as of April 23, 1999.

10.22           Consulting Agreement between Foilmark and James Rooney dated as of April 23, 1999.

10.23           Registration Rights Agreement among Foilmark, Bradford Venture Partners, Overseas
                Private Investor Partners and certain other stockholders of Foilmark dated as of April
                23, 1999.

10.24           Termination of Voting Agreement among Foilmark and certain stockholders of
                Foilmark, dated as of April 23, 1999.

10.25           Termination of Voting Agreement among Foilmark, Kenneth Harris and Steven
                Meredith dated as of April 23, 1999.

23.1            Consent of Deloitte & Touch LLP

99.1            Text of Press Release, dated April 23, 1999, issued by Foilmark, Inc.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FOILMARK, INC.




Date: April 23, 1999             By:      /S/FRANK J. OLSEN, JR.
                                          --------------------------------------
                                          Frank J. Olsen, Jr.
                                          Chief Executive Officer and President









                                       5

                                 EXHIBIT INDEX


EXHIBIT         DESCRIPTION

3.1             Second Amended and Restated Certificate of Incorporation of Foilmark, Inc., as
                amended April 21, 1999.

3.2             By-laws of Foilmark, Inc., as amended April 23, 1999.

10.1            Voting Agreement between Foilmark and certain stockholders of Foilmark dated as of
                April 23, 1999.

10.2            Indemnification Agreement between Foilmark and  Thomas R. Schwarz dated as of
                April 23, 1999.

10.3            Indemnification Agreement between Foilmark and Frank J. Olsen, Jr, dated as of April
                23, 1999.

10.4            Indemnification Agreement between Foilmark and Philip Leibel dated as of April 23,
                1999.

10.5            Indemnification Agreement between Foilmark and Michael Foster dated as of April
                23, 1999.

10.6            Indemnification Agreement between Foilmark and Michael Bertuch dated as of April
                23, 1999.

10.7            Indemnification Agreement between Foilmark and Edward Sullivan dated as of April
                23, 1999.

10.8            Indemnification Agreement between Foilmark and Glenn Regan dated as of April 23,
                1999.

10.9            Indemnification Agreement between Foilmark and Douglas Parker dated as of April
                23, 1999.

10.10           Indemnification Agreement between Foilmark and Carol Robie dated as of April 23,
                1999.

10.11           Indemnification Agreement between Foilmark and Wilhelm Kutsch dated April 23, 1999.

10.12           Indemnification Agreement between Foilmark and Brian Kelly dated April 23, 1999.

10.13           Indemnification Agreement between Foilmark and Harvey Share dated April 23, 1999.

10.14           Indemnification Agreement between Foilmark and James Rooney dated April 23, 1999.



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
10.15           Indemnification Agreement between Foilmark and Joseph Webb dated April 23, 1999.

10.16           Indemnification Agreement between Foilmark and Arthur Karmel dated April 23, 1999.

10.17           Indemnification Agreement between Foilmark and Robert Simon dated April 23, 1999.

10.18           Indemnification Agreement between Foilmark and Michael Mathews dated April 23,
                1999.

10.19           Employment Agreement between Foilmark and Frank J. Olsen, Jr., dated as of April 23,
                1999.

10.20           Employment Agreement between Foilmark and Arthur Karmel dated as of April 23,
                1999.

10.21           Employment Agreement between Foilmark and Joseph Webb dated as of April 23, 1999.

10.22           Consulting Agreement between Foilmark and James Rooney dated as of April 23, 1999.

10.23           Registration Rights Agreement among Foilmark, Bradford Venture Partners, Overseas
                Private Investor Partners and certain other stockholders of Foilmark dated as of April
                23, 1999.

10.24           Termination of Voting Agreement among Foilmark and certain stockholders of
                Foilmark, dated as of April 23, 1999.

10.25           Termination of Voting Agreement among Foilmark, Kenneth Harris and Steven
                Meredith dated as of April 23, 1999.

23.1            Consent of Deloitte & Touch LLP

99.1            Text of Press Release, dated April 23, 1999, issued by Foilmark, Inc.